2006 Global Healthcare Services Conference

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about NationsHealth, including statements regarding anticipated enrollment and private sector market opportunities in Medicare Part D programs, the data to be obtained by NationsHealth through enrollment bases, NationsHealth's continued enrollment efficiency, the potential success of our strategic partnerships and joint ventures, expansion of our current Part B reimbursement program and projected financial impact of the Medicare Part D program on NationsHealth; none of which should be construed in any manner as a guarantee that such results will in fact occur. Forward-looking statements are statements that are not historical facts. Such forward- looking statements, based upon the current beliefs and expectations of NationsHealth's management, and are indicated by words or phrases such as "anticipate". "estimate", "projects", "expect", "believe", and similar words or phrases are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the inability of our strategic partner to be awarded a Part D contract; capacity to market our joint venture to current cardholders and future Part D enrollees; projections with respect to Part D enrollment and market opportunities; ability to maintain our existing customer base and our customers' desire to take advantage of our Part D services; our dependence on key personnel; continued access to enrollment bases; uncertainty in our costs incurred in administering the Part D program; our ability to continue to grow our existing Part B reimbursement program; changes in Medicare, Medicaid, Tricare, Champus and any other state or national- based reimbursement program; changing interpretations of generally accepted accounting principles; outcomes of government reviews of NationsHealth's business practices; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which NationsHealth is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of medical products and pharmacy benefits; timing and market acceptance of new products sold by NationsHealth; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in NationsHealth's Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2004, our Rule 424(b)(3) prospectus filed on October 11, 2005 and NationsHealth's other reports on file with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. NationsHealth cautions investors not to place undue reliance on the forward-looking statements contained herein. These statements speak only as of the date of this presentation and NationsHealth assumes no obligation to update or revise the information contained herein.

AGENDA Business Overview Medicare Part D Operations Medicare Part B Operations Specialty Pharmaceutical/Oncology Operations Business Strategy

BUSINESS OVERVIEW

NATIONSHEALTH OVERVIEW Part D: Strategic partnership with CIGNA Health Care ("CIGNA") to provide Medicare Part D benefits Part B: Provides national Medicare Part B services to more than 116,000 patients Partnership with Kmart to provide Medicare Part B services in retail stores Fully licensed pharmacy and distribution center Specialty Distribution: Joint venture with AmerisourceBergen ("Amerisource") to deliver specialty pharmaceuticals to a patient's home or physicians office Operations begin Q1 2006 The Company also provides a national prescription discount card to more than 3.0 million beneficiaries The Company focuses on the healthcare needs of the senior population, providing national Medicare Part D & B and specialty distribution services

MEDICARE PART D OPERATIONS

MEDICARE PART D Senior Prescription Drug Coverage CIGNATURE Rx Prescription Drug Plan operated in conjunction with CIGNA Total enrollment of 165,000 at February 8, 2006 Dual eligible enrollment of 55,000 Free agent enrollment of 110,000 CIGNA announced expected enrollment of 250,000 - 350,000 for 2006

NATIONSHEALTH CIGNA Partnership NationsHealth No risk on claims cost Marketing & Enrollment Member management Fulfillment and member communications Premium billing and administration CIGNA Benefit design and administration Claims processing Pharmacy customer service Pharmacy data management

Humana Unicare (WellPoint) SilverScript Medco Rx America MemberHealth Aetna NationsHealth/CIGNA Prescription Pathways East 8.64 23.01 27.96 31.85 31.9 34.48 34.7 34.77 35.65 Formulary: 97 88 90 94 86 90 85 99 89 Ave. Premium = $30.74 Average Premium of All $250 Deductible Plans Offered Formulary = Number of top 100 drugs on formulary. Ranges from a low of 85 (Aetna) to 99 (CIGNA). Note: Coventry, Pacificare, Sterling, United American, United Healthcare, and WellCare do not offer $250 ded. plans. Premium positioning will vary in some PDP regions OVERALL, CIGNATURE Rx OFFERS PREMIUM PRICED PDPs WITH THE BEST FORMULARY

Total Market Enrollment 1-13-06 Remaining Market Free Agents 3.6 20% 14.4 80% Dual Eligible 6.2 100% 0 0% Total 9.8 14.4 REMAINING PART D MARKET OPPORTUNITY 18.0 100% 6.2 100% 24.2 100% 41% 59%

MEDICARE PART D ECONOMICS 250,000 Enrollees NationsHealth expects to invest $19 million between September 05 and May 06 for: Marketing Enrollment Infrastructure/overhead Member Services Beginning June 2006, the enrollees should contribute: $2.6 million of monthly revenue $1.0 million of monthly income Medicare Part D enrollment base represents a profitable platform to grow further senior services

MEDICARE PART B OPERATIONS

MEDICARE PART B Beneficiaries choose to join Part B and pay a monthly premium to receive this additional coverage Part B covers physician office visits, outpatient hospital care, durable medical equipment, and a limited number of medications Part B generally pays for 80% of the cost of covered services, the beneficiary or secondary insurer is responsible for the remaining 20% NationsHealth offers its patient base additional products and services covered under Medicare Part B

HOME DELIVERY OF MEDICAL SUPPLIES NationsHealth directly markets to Medicare-eligible seniors via television and print advertising Patients can receive the same products at home without a cash outlay The Company's call centers receive calls and both process applications and collect health data from each patient; our proprietary database includes data on over 3,000,000 individuals The Company's Part B patients can now receive the medical supplies of their choice at their homes NationsHealth bills Medicare for 80% of the charge and the customer or the customer's secondary insurer for the 20% copayment

UNIQUE RETAIL CHANNEL PARTNERSHIP PROGRAM NationsHealth Medicare members are able to pick-up Part B diabetes supplies at the retail pharmacy with no out of pocket expense Program currently operating in over 1,100 Kmart pharmacies Provides alternative patient acquisition channel at a very low cost Program may expand into additional Part B supplies and medications

DIABETES SUPPLY OUTLOOK Lower growth rate in Q1 2006 as company focuses on Medicare Part D initiative Increasing efficiencies and growth become apparent in Q3 - Q4 2006 Industry valuation of Medicare diabetic patients increasingly attractive

SPECIALTY PHARMACEUTICAL & ONCOLOGY OPERATIONS

NATIONSHEALTH SPECIALTY Rx Joint venture with US Bio Services Corporation/AmerisourceBergen Corp. NationsHealth, Inc. owns 51% AmerisourceBergen Corp. owns 49% Will offer specialty pharmaceutical and oncology medications to: Existing 3 million cardholders Future Part D enrollees Managed Care Organizations Other Monumental CAP CMS opportunity for specialty pharmaceuticals Joint venture will leverage NationsHealth relationship with captive customer base and AmerisourceBergen's industry experience and purchasing power

BUSINESS STRATEGY

Growth Potential Current Business Part D PDP Base Part B DME Retail Channel Expansion Specialty Pharmaceuticals /Oncology Future MMA Opportunities (Medicare CAP Program) Disease State Management Insurance/ Financial Services THE PDP SPONSOR AND PARTNERS WILL MANAGE THE SENIOR POPULATION'S HEALTHCARE NEEDS Managed Care Programs

BUSINESS SUMMARY Current Senior Healthcare Landscape Growing demographic segment=Massive private sector involvement under Medicare Part D. Medicare Part D Services Revolutionary private sector opportunity to drive contractual revenue stream from CIGNA. Medicare Part B Services Profitable business line further drives affinity. Additional Part B products and services to come. Specialty Pharma Late Q1 initiative to contribute significantly to Q3 and Q4 Business Opportunities PDP sponsors will have significant control over the healthcare needs of a growing senior population.

2006 Global Healthcare Services Conference